Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 28th day of May, 2013, to be effective in accordance with Section 5 hereof, between MOD-PAC CORP., a New York Corporation with its principal place of business at 1801 Elmwood Avenue, Buffalo New York 14207 (“Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, with a place of business at One Fountain Plaza, Buffalo, New York 14203 (together with its successors and/or assigns the “Lender”).

WHEREAS, the Borrower and the Lender are parties to that certain Revolving Credit Agreement dated as of June 9, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement to modify certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender agree as follows:

1.             Amendments.

(a)           The definition of “Revolving Credit Maturity Date” is hereby deleted and replaced with the following:

“Revolving Credit Maturity Date” – December 31, 2013 which date may be shortened in accordance with Sections 2.12 or 7.2 of this Agreement.”

(b)           Exhibit A to the Credit Agreement is hereby deleted and replaced with the Exhibit A attached hereto.

Upon satisfaction of the conditions set forth in Section 2 below, the foregoing amendments shall become effective immediately.

2.             Conditions to Effectiveness and Enforceability. This Amendment shall be effective and enforceable only upon the execution of this Amendment and any other documents to be executed in connection herewith by the Borrower and the Lender.

3.             Representations and Warranties. Borrower hereby represents and warrants to the Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers of Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) following the execution and delivery of this Amendment, no Event of Default exists, nor will any occur as a result of the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any related writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

4.             Waiver and Release. Borrower, by signing below, hereby waives and releases the Lender and its respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.             References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement and the other Loan Documents shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby.

6.             Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7.             Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8.             Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

9.             Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

10.           JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Michael Prendergast
Name: Michael Prendergast Title: Vice President

MOD-PAC CORP.

By:	/s/ Daniel J. Geary
Name: Daniel J. Geary Title: Vice President of Finance

EXHIBIT A

REPLACEMENT REVOLVING CREDIT NOTE

$3,000,000.00	Buffalo, New York
May 28, 2013

FOR VALUE RECEIVED, the undersigned, MOD-PAC CORP., a New York corporation (“Borrower”) hereby unconditionally promises to pay, on or before the Revolving Credit Maturity Date, to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (“Lender”) at Lender’s office at One Fountain Plaza, Buffalo, New York 14203, or at the holder’s option, at such other place as may be designated by the holder, in lawful money of the United States of America, a principal sum equal to the lesser of THREE MILLION AND 00/100 DOLLARS ($3,000,000.00) or the aggregate unpaid principal amount of all Revolving Loans made by Lender to the Borrower from time to time under a Revolving Credit Agreement, dated as of June 9, 2010, between the Borrower and the Lender, as the same may from time to time be amended, supplemented or otherwise modified (“Revolving Credit Agreement”) as evidenced by the inscriptions made on the schedule attached hereto, or any continuation thereof (“Schedule”). The Borrower further promise to pay interest on the unpaid principal amount hereof from time to time at the rates and on the dates determined in accordance with the Revolving Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Revolving Credit Agreement.

The Lender and each holder of this Note are authorized to inscribe on the Schedule the type of Revolving Loan, the date of the making of each Revolving Loan, the amount of each Revolving Loan, all payments on account of principal and the aggregate outstanding principal balance of this Note from time to time unpaid. Each entry set forth on the Schedule shall be prima facie evidence of the facts so set forth. No failure by the Lender or any holder of this Note to make, and no error in making, any inscriptions on the Schedule shall affect Borrower’s obligation to repay the full principal amount loaned to or for the account of the Borrower, or the Borrower’s obligation to pay interest thereon at the agreed upon rate.

If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and the Borrower will pay interest thereon at the then applicable rate until the date of actual receipt of such installment by the holder of this Note.

No failure by the holder to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the holder of any right or powers hereunder preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the holder as herein specified are cumulative and not exclusive of any other rights or remedies which the holder may otherwise have.

No modification, rescission, waiver, release or amendment of any provision of this Note shall be made except by a written agreement subscribed by duly authorized officer of the Borrower and the holder hereof.

Borrower waives diligence, presentment, protest and demand, and also notice of protest, demand, dishonor and nonpayment of this Note.

This Note evidences a borrowing under the Revolving Credit Agreement to which reference is hereby made with respect to collateral, interest rate options and periods, mandatory and voluntary prepayments, and rights of acceleration of the principal hereof on the occurrence of certain events.

Borrower agrees to pay on demand all reasonable costs and expenses incurred by the holder in enforcing this Note or in collecting the indebtedness evidenced hereby, including, without limitation, if the holder retains counsel for any such purpose, reasonable attorneys’ fees and expenses.

This Note shall be construed under, and governed by, the internal laws of the State of New York without regard to principles of conflicts of laws.

The Borrower acknowledges, agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, a Revolving Credit Note dated June 9, 2010 in the original principal amount of $3,000,000.00 issued by Borrower to the Lender (or its predecessor in interest), as the same may have been amended or modified from time to time (the “Prior Note”), and further, that: (a) the obligations of the Borrower as evidenced by the Prior Note shall continue in full force and effect, as amended and restated by this Note, all of such obligations being hereby ratified and confirmed by the Borrower; (b) any and all liens, pledges, assignments and security interests securing the Borrower’s obligations under the Prior Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrower, and are hereby acknowledged by the Borrower to secure, among other things, all of the Borrower’s obligations to the Lender under this Note, with the same priority, operation and effect as that relating to the obligations under the Prior Note; and (c) nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of the Borrower with respect to the indebtedness originally described in the Prior Note or any of the liens, pledges, assignments and security interests securing such obligations.

MOD-PAC CORP.

By:	/s/ Daniel J. Geary
Name: Daniel J. Geary Title: Vice President of Finance

SCHEDULE

LOANS AND PAYMENTS OF PRINCIPAL

TYPE OF LOAN	DATE LOAN MADE	AMOUNT OF LOAN	AMOUNT OF PRINCIPAL PAID OR PREPAID	AGGREGATE UNPAID PRINCIPAL BALANCE	NOTATION MADE BY AND DATE